SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K/A
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    June 16, 2022 (April 1, 2022)

THE AARON'S COMPANY, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39681	85-2483376
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE	Suite 300	Atlanta	Georgia	30339-3194
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (678) 402-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	AAN	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On April 1, 2022, The Aaron's Company, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Filing") with the Securities and Exchange Commission announcing, among other things, the completion of the acquisition of all of the issued and outstanding shares of capital stock of Interbond Corporation of America, a Florida corporation ("Interbond") pursuant to the Stock Purchase Agreement (as may be amended, modified, or supplemental from time to time, the "Agreement") with Interbond Enterprises, Inc., a Florida corporation, Michael Perlman, in his individual capacity and in his capacity as the Sellers' Representative, and the other parties thereto. Interbond, doing business as BrandsMart U.S.A., is one of the leading appliance and consumer electronics retailers in the Southeastern U.S. (such acquired business referred to herein as "BrandsMart U.S.A.").
The Company is filing this Amendment No. 1 on Form 8-K/A to the Original Filing for purposes of amending Items 9.01(a) and (b). No other amendments, updates or modifications to the Original Filing are being made by this Amendment No. 1. This Form 8-K/A should be read in conjunction with the Original Form 8-K.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial statements of business acquired.
The audited consolidated financial statements of BrandsMart U.S.A. as of and for the years ended September 25, 2021 and September 26, 2020, together with the notes related thereto and the independent auditor's report are thereon, are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference herein.
The unaudited consolidated financial statements of BrandsMart U.S.A. as of and for the three months ended December 25, 2021 and December 26, 2020, together with the notes related thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated by reference herein.
(b)     Pro Forma Financial Information
The Company's unaudited pro forma condensed combined balance sheet as of December 31, 2021 and unaudited pro forma condensed combined statement of income for the year ended December 31, 2021, together with the notes thereto, are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated by reference herein.
(d)    Exhibits:

Exhibit No.	Description

23.1	Kaufman, Rossin & Co., Independent Auditor for Interbond Enterprises, Inc. and Subsidiaries d/b/a BrandMart U.S.A.
99.1
The audited consolidated financial statements of Interbond Enterprises, Inc. and Subsidiaries d/b/a BrandMart U.S.A. as of and for the fiscal years ended September 25, 2021 and September 26, 2020, including the notes related thereto and the independent auditor's report.

99.2
The unaudited condensed consolidated financial statements of Interbond Enterprises, Inc. and Subsidiaries d/b/a BrandMart U.S.A. as of and for the 13 week periods ended December 25, 2021 and December 26, 2020, including the notes related thereto.

99.3	The unaudited pro forma condensed combined balance sheet as of December 31, 2021 and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2021.
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AARON'S COMPANY, INC.
		By:	/s/ C. Kelly Wall
Date:	June 16, 2022		C. Kelly Wall Chief Financial Officer